Prepayments, Deposits and Other Current Assets (Tables)	6 Months Ended
Jun. 30, 2025
Prepaid Expense, Current [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepayments, deposits and other current assets consisted of the following:

	As of June 30, 2025	As of December 31, 2024
	In thousands of USD
Deposits to software developer[2]	$3,353	$-
Cash due from the issuance[1]	-	2,831
Prepaid service fee	188	63
Other current assets	75	74
Total	$3,616	$2,968